INTELLECTUAL PROPERTY SECURITY AGREEMENT


         This INTELLECTUAL PROPERTY SECURITY AGREEMENT ("Agreement"), dated as of March 30, 2000, is entered into by and among BANK OF AMERICA, N.A. ("Agent") and EFTC CORPORATION, a Colorado corporation ("EFTC"), in light of the following:

         A. EFTC, RM ELECTRONICS, INC., a New Hampshire corporation (doing business as Personal Electronics, Inc.) ("PEI" and collectively with EFTC,
"Borrowers"), Agent and certain financial institutions signatory thereto ("Lenders") are, contemporaneously herewith, entering into that certain Loan and Security Agreement ("Loan Agreement") and other instruments, documents and agreements contemplated thereby or related thereto (collectively, together with the Loan Agreement, the "Loan Documents");

         B. EFTC is the owner of certain intellectual property, identified below, in which EFTC is granting a security interest to Agent, for the ratable benefit of Lenders, to secure the Obligations of Borrowers under the Loan Agreement.

         NOW, THEREFORE, in consideration of the mutual premises, covenants, conditions, representations, and warranties hereinafter set forth and for other good and valuable consideration, the parties hereto mutually agree as follows:

         1.     DEFINITIONS AND CONSTRUCTION.

                1.1 Definitions. The following terms, as used in this Agreement, have the following meanings:

                        "Code" means the California Uniform Commercial Code, as amended and supplemented from time to time, and any successor statute.

                        "Collateral" means:

                        (i) Each of the trademarks and rights and interest which are capable of being protected as trademarks (including trademarks, service marks, designs, logos, indicia, tradenames, corporate names, company names, business names, fictitious business names, trade styles, and other source or business identifiers, and applications pertaining thereto), which are presently, or in the future may be, owned by EFTC, in whole or in part, and all trademark rights owned by EFTC with respect thereto throughout the world, including all proceeds thereof (including license royalties and proceeds of infringement suits), and rights to renew and extend such trademarks and trademark rights;

                        (ii) Each of the patents and patent applications which are presently, or in the future may be owned by EFTC, in whole or in part, and all patent rights owned by EFTC with respect thereto throughout the world, including all proceeds thereof (including license royalties and proceeds of infringement suits), foreign filing rights, and rights to extend such patents and patent rights;


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                        (iii)   Each of the copyrights and rights and interests
         capable of being protected as copyrights, which are presently, or in the future may be, owned by EFTC, in whole or in part, and all copyright rights with respect thereto throughout the world, including all proceeds thereof (including license royalties and proceeds of infringement suits), and all tangible property embodying the copyrights (including books, records, films, computer tapes or disks, photographs, specification sheets, source codes, object codes, and other physical manifestations of the foregoing);

                        (iv) All of EFTC's rights to the trademarks and trademark registrations listed on Schedule A, attached hereto, as the same may be updated hereafter from time to time;

                        (v) All of EFTC's rights, title, and interest, in and to the patents and patent applications listed on Schedule B, attached hereto, as the same may be updated hereafter from time to time;

                        (vi) All of EFTC's rights, title, and interest, in and to the copyrights and copyright registrations listed on Schedule C, attached hereto, as the same may be updated hereafter from time to time;

                        (vii) All of EFTC's rights, title, and interest to register trademark claims under any state or federal trademark law or regulation of any foreign country and to apply for, renew, and extend the trademark registrations and trademark rights, the right (without obligation) to sue or bring opposition or cancellation proceedings in the name of any EFTC or in the name of Agent for past, present, and future infringements of the trademarks, registrations, or trademark rights and all rights (but not obligations) corresponding thereto in the United States and any foreign country, and the associated goodwill;

                        (viii) All of EFTC's rights, title, and interest in all patentable inventions, and to file applications for patent under federal patent law or regulation of any foreign country, and to request reexamination and/or reissue of the patents, the right (without obligation) to sue or bring interference proceedings in the name of EFTC or in the name of Agent for past, present, and future infringements of the patents, and all rights (but not obligations) corresponding thereto in the United States and any foreign country;

                        (ix) All of EFTC's rights to register copyright claims under any federal copyright law or regulation of any foreign country and to apply for registrations on original works, compilations, derivative works, collective works, and works for hire, the right (without obligation) to sue in the name of EFTC or in the name of Agent for past, present, and future infringements of the copyrights, and all rights (but not obligations) corresponding thereto in the United States and any foreign country;

                        (x)     All general intangibles relating to the
         foregoing; and

                        (xi) All proceeds of any and all of the foregoing (including, without limitation, license royalties and proceeds of infringement suits) and, to the extent not

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         otherwise included, all payments under insurance, or any indemnity, warranty, or guaranty payable by reason of loss or damage to or otherwise with respect to the Collateral.

                        "Event of Default" means any "Event of Default" as defined in the Loan Agreement.

                        "Obligations" has the meaning set forth in the Loan Agreement and shall include costs and expenses described in Section 10.8 hereof.

                1.2 Construction. Unless the context of this Agreement clearly requires otherwise: (a) references to the plural include the singular and references to the singular include the plural; (b) references to any gender include the other gender; (c) the terms "include" and "including" are not limiting; and (d) the term "or" has the inclusive meaning represented by the phrase "and/or." The terms "hereof," "herein," "hereby," and "hereunder," and other similar terms in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement. References in this Agreement to any "determination," or any matter being "determined," by Agent or any Lender include good faith estimates (in the case of quantitative determinations), and good faith beliefs (in the case of qualitative determinations) by Agent or such Lender and mean that any such determination so made shall be conclusive absent manifest error. Unless otherwise specified, section and subsection references are to this Agreement. Any reference to any statute, law, or regulation shall include all amendments thereto and revisions thereof. Any reference herein to any of the Loan Documents includes any and all alterations, amendments, extensions, modifications, renewals, or supplements thereto or thereof, as applicable.

         2.     GRANT OF SECURITY INTEREST.

                EFTC hereby grants to Agent for the ratable benefit of Lenders a continuing security interest in all of EFTC's right, title, and interest in and to the Collateral to secure the Obligations.

         3.     REPRESENTATIONS, WARRANTIES AND COVENANTS.

                EFTC hereby represents, warrants, and covenants that:

                3.1      Trademarks; Service Marks; Patents; Copyrights.

                        (i) A true and complete schedule setting forth all United States (federal and state) and foreign trademark and service mark registrations owned or controlled by EFTC or licensed to EFTC, together with a summary description and full information in respect of the filing or issuance thereof and expiration dates is set forth on Schedule A;

                        (ii) A true and complete schedule setting forth all United States and foreign patent and patent applications owned or controlled by EFTC or licensed to EFTC, together with a summary description and full information in respect of the filing or issuance thereof and expiration dates is set forth on Schedule B;



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                        (iii)   A true and complete schedule setting forth all
         federal copyright registrations owned or controlled by EFTC or licensed to EFTC, together with a summary description and full information in respect of the filing or issuance thereof and expiration dates is set forth on Schedule C;

                3.2 Validity; Enforceability. EFTC is not presently aware, except as disclosed on Schedule 8.15 to the Loan Agreement, of any past, present, or prospective claim by any third party that any of the patents, service marks, trademarks, or copyrights is invalid or unenforceable, or that the use of any patents, service marks, trademarks, or copyrights violates the rights of any third person, or of any basis for any such claims;

                3.3 Title. EFTC is the exclusive owner of the entire and unencumbered right, title, and interest in and to each of the patents, patent applications, service marks, service mark registrations, trademarks, trademark registrations, and copyrights, and copyright registrations designated on Schedules A or B, or C as owned by EFTC, free and clear of any liens, charges, and encumbrances, including pledges, assignments, licenses (except as set forth on Schedules A, B, or C and except as otherwise contemplated or permitted by the Loan Documents), and covenants by EFTC not to sue third persons;

                3.4 Notice. EFTC has used and will continue to use proper statutory notice in connection with its use of each of their owned patents, service marks, trademarks and copyrights when deemed necessary by EFTC;

                3.5 Quality. EFTC has used and will continue to use consistent standards of high quality in the manufacture, sale, and delivery of products and services sold or delivered under or in connection with their owned service marks and trademarks, including, to the extent applicable, in the operation and maintenance of their merchandising operations, and EFTC will continue to maintain the validity of such service marks and trademarks.

        4.      AFTER-ACQUIRED PATENTS, SERVICE MARKS, TRADEMARK RIGHTS,
                COPYRIGHTS.

                If EFTC obtains ownership of any new copyrights, service marks, trademarks, any new patentable inventions or become entitled to the benefit of any patent application or patent for any reissue, division, or continuation of any patent, then: (a) the provisions of this Agreement shall automatically apply thereto; (b) EFTC shall give notice in writing to Agent with respect thereto at least semi annually (on each September 1 and March 1) and shall at such time provide Agent with an amended Schedule A, Schedule B, or Schedule C, as the case may be; (c) Agent, for the ratable benefit of Lenders, is hereby authorized to have an amendment to this Agreement recorded at the United States Patent and Trademark Office to reflect Agent's and Lenders' security interest in such new service marks, trademarks, or patents; and (d) all representations, warranties, and covenants of EFTC hereunder shall be deemed to be remade and restated with respect to all then existing Collateral. EFTC shall bear any expenses incurred in connection with future patent applications or copyright, service mark or trademark registrations.



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        5.      LITIGATION AND PROCEEDINGS.

                EFTC shall commence and diligently prosecute in its own name, as the real party in interest, for its own benefit, and its own expense, such suits, administrative proceedings, or other action for infringement or other damages as are in its reasonable business judgment necessary to protect the Collateral. EFTC shall provide to Agent any information with respect thereto requested by Agent. Agent shall provide at EFTC's expense all necessary cooperation in connection with any such suits, proceedings, or action, including, without limitation, joining as a necessary party. Following EFTC's becoming aware thereof, EFTC shall notify Agent of the institution of, or any adverse determination in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office, or any United States, state, or foreign court regarding EFTC's claim of ownership in any of the patents, service marks or trademarks, their right to apply for the same, or their right to keep and maintain such copyright, patent, service mark or trademark rights.

        6.      POWER OF ATTORNEY.

                EFTC grants Agent, for the ratable benefit of Lenders, power of attorney, having the full authority, and in the place of EFTC and in the name of EFTC, from time to time in Agent's discretion following an Event of Default, to take any action and to execute any instrument which Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, as may be subject to the provisions of this Agreement: to endorse EFTC's name on all applications, documents, papers, and instruments necessary for Agent to use or maintain the Collateral; to ask, demand, collect, sue for, recover, impound, receive, and give acquittance and receipts for money due or to become due under or in respect of any of the Collateral; to file any claims or take any action or institute any proceedings that Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce Agent's and Lenders' rights with respect to any of the Collateral and to assign, pledge, convey, or otherwise transfer title in or dispose of the Collateral to any person.

        7.      RIGHT TO INSPECT.

                EFTC grants to Agent for the ratable benefit of Lenders the right to visit EFTC's plants and facilities which manufacture, inspect, or store products sold under any of the Collateral, and to inspect the products and quality control records relating thereto at reasonable times during regular business hours.

        8.      SPECIFIC REMEDIES.

                During the existence of any Event of Default, Agent shall have, in addition to, other rights given by law or in this Agreement, the Loan Agreement, or in any other Loan Document, all of the rights and remedies with respect to the Collateral of a secured party under the Code, including the following the right to notify licensees to make royalty payments on license agreements directly to Agent.



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        9.      GOVERNING LAW, ETC.

                Sections 15.3 and 15.4 of the Loan Agreement are incorporated by reference herein, and made a part of this Agreement.

        10.     GENERAL PROVISIONS.

                10.1 Effectiveness. This Agreement shall be binding and deemed effective when executed by EFTC and Agent.

                10.2 Binding Effect; Assignment. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective representatives, successors, and assigns of the parties hereto; provided, however, that no interest herein may be assigned by EFTC without the prior written consent of Agent. The rights and benefits of Agent and Lenders hereunder shall, if Agent so agrees, inure to any assignee of the Obligations or any part thereof.

                10.3 Cumulative Remedies; No Prior Recourse to Collateral. The enumeration herein of Agent's and Lenders' rights and remedies is not intended to be exclusive, and such rights and remedies are in addition to and not by way of limitation of any other rights or remedies that a Secured Party may have under the UCC or other applicable law. Agent shall have the right, in its sole discretion, to determine which rights and remedies are to be exercised and in which order. The exercise of one right or remedy shall not preclude the exercise of any others, all of which shall be cumulative. Agent may, without limitation, proceed directly against EFTC to collect the Obligations without any prior recourse to the Collateral.

                10.4 No Implied Waivers. No act, failure, or delay by Agent or Lenders shall constitute a waiver of any of their rights and remedies. No single or partial waiver by Agent or Lenders of any provision of this Agreement or any other Loan Document, or of breach or default hereunder or thereunder, or of any right or remedy which Agent or Lenders may have, shall operate as a waiver of any other provision, breach, default, right, or remedy or of the same provision, breach, default, right, or remedy on a future occasion. No waiver by Agent or Lenders shall affect their rights to require strict performance of this Agreement.

                10.5 Captions. The captions contained in this Agreement are for convenience only, are without substantive meaning and should not be construed to modify, enlarge, or restrict any provision.

                10.6 Ambiguities. To the extent permitted by applicable law, neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved using any presumption against either EFTC or Agent, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by each of EFTC and Agent, and their respective counsel. To the extent permitted by applicable law, in case of any ambiguity or uncertainty, this Agreement shall be construed and interpreted according to the ordinary meaning of the words used to accomplish fairly the purposes and intentions of all parties hereto.



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                10.7    Severability. If any provision of this Agreement shall
be prohibited or invalid, under applicable law, it shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

                10.8 Fees and Expenses. All costs and expenses that Agent pays or incurs in connection with the negotiation, preparation, consummation, administration, enforcement, and termination of this Agreement, including, without limitation any taxes, fees and other charges for recording this Agreement and any amendments hereof with the United States Patent and Trademark Office or any other relevant filing office, filing financing statements and continuations, and other actions to perfect, protect, and continue the security interest granted hereunder, shall be paid in accordance with the terms of
Section 15.7 of the Loan Agreement.

                10.9 Modification. This Agreement is intended by EFTC and Agent to be the final, complete, and exclusive expression of the agreement between them. This Agreement supersedes any and all prior oral or written agreements relating to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no oral agreements between the parties. No modification, rescission, waiver, release, or amendment of any provision of this Agreement shall be made, except by a written agreement signed by EFTC and a duly authorized officer of Agent as agent for Lenders.

                10.10 Counterparts. This Agreement may be executed in any number of counterparts, and by Agent and EFTC in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.

                10.11 Notices. Except as otherwise provided herein, all notices, demands, and requests that either party is required or elects to give to the other shall be in writing, shall be delivered pursuant to Section 15.8 of the Loan Agreement.

                10.12 Termination By Agent. After termination of the Loan Agreement and when Agent and Lenders have received payment and performance, in full, of all Obligations, Agent shall execute and deliver to EFTC a termination of all of the security interests granted by EFTC hereunder.

                10.13 Integration. This Agreement, together with the other Loan Documents, reflect the entire understanding of the parties with respect to the transactions contemplated hereby


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and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

                IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

                                 "Agent"

                                 BANK OF AMERICA, N.A.,
                                 as Agent and Lender


                                 By:/s/______________________________

                                 Name:_______________________________

                                 Title:______________________________



                                 "EFTC"

                                 EFTC CORPORATION,
                                 a Colorado corporation


                                 By:/s/______________________________

                                 Name:_______________________________

                                 Title:______________________________



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                                   SCHEDULE A


(1)  EFTC

     Reg. No.:                  2,262,509
     Date of Registration:      7/20/99
     Renewal Date:              7/20/2009
     Description of Goods:      Custom manufacturing in the field of electronics
                                equipment and components, in International
                                Class 40.

(2)  APM and design

     Reg. No.:                  2,268,485
     Date of Registration:      8/10/99
     Renewal Date:              8/10/2009
     Description of Goods:      Custom manufacturing in the field of electronics
                                equipment and components, in International
                                Class 40.






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                                   SCHEDULE B

                                      None




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                                   SCHEDULE C

                                      None





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